Nature of Operations	12 Months Ended
Dec. 31, 2025
Nature of Operations [Abstract]
Nature of Operations	Nature of Operations
Aris Mining Corporation (the “Company” or “Aris Mining”), is a company incorporated under the laws of the Province of British Columbia, Canada. The address of the Company’s registered and records office is 2900 – 550 Burrard Street, Vancouver, British Columbia, V6C 0A3. The Company’s common shares are listed on the Toronto Stock Exchange (“TSX”) and on the New York Stock Exchange ("NYSE") under the symbol “ARIS”.
Aris Mining is primarily engaged in the acquisition, exploration, development and operation of gold properties in Colombia and Guyana. Aris Mining operates the Segovia and Marmato Mines and the Soto Norte Project in Colombia. Aris Mining also owns the Toroparu Project in Guyana.